                     ______________________________________

                      W.P. STEWART & CO. GROWTH FUND, INC.

                     ______________________________________


                                  ANNUAL REPORT


                                DECEMBER 31, 1996

--------------------------------------------------------------------------------
W.P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

MANAGEMENT COMMENTS

Review of the Year

During the past year, the Fund's net asset value per share increased from $125.94 at December 31, 1995 to $152.65 at December 31, 1996, after giving effect to a distribution of $11.65 per share. This represents a total investment return of 30.64%.

Improved earning power behind each of our holding company's shares accounted for about half of the increase in their value during the past year. Broadening investor interest in high-quality growth shares in general, and Intel and Microsoft in particular, provided the rest. Our portfolio's 1996 price/earnings (P/E) ratio rose to 26, whereas we anticipated a year-end P/E ratio of about 24. Obviously, we were pleased to note that the market's enthusiasm exceeded our goal.

Long-term View

Because our holdings are increasing their profits fairly quickly, they are currently selling a little more than 22 times anticipated 1997 earnings per share. Longer-term interest rates, which have a significant impact on P/E ratios, did not fall as we had expected during 1996. This reflected continued concern that the US economy would overheat, spurring inflation which would require the Federal Reserve to increase short-term interest rates. We still believe the domestic economy, and more importantly the world economy, has significant additional capacity available to fill anticipated demand. Accordingly, we do not envision interest rates moving much higher and believe that lower interest rates and, correspondingly, higher P/E ratios are a good prospect later this year and next.

Last year we forecasted the American economy would slow during 1996 - 1997 and Europe and Japan would not grow fast enough to offset that slowdown. That is about how things worked out. As a result, the American central bank has not found it necessary to raise interest rates. US consumers appear to be somewhat over-indebted, retail sales are not buoyant and the strong dollar is beginning to slow the growth of American exports. Therefore, we continue to expect further slowdown in profit growth for most companies as 1997 unfolds. A steady or gradually slowing economy provides the best investment environment for the kind of investments we hold.

At the moment, however, investors are expecting improving business conditions, modestly higher inflation and rising interest rates. In the near-term our portfolio will do well in this kind of an investment climate. However, as we believe that investor's expectations will change later this year, we remain fully invested and very optimistic about our company's longer-term prospects.

We have pointed out in the past that high-quality growth shares have been undervalued for many years. The fact that they provided substantially better than average returns for more than 20 years without significantly increasing their premium to the market is ample evidence of this. Some of that under-valuation was corrected in 1996. If interest rates remain at current or lower levels and profit growth of ordinary, cyclical businesses slows over the next few years we believe this upward reevaluation process will continue.

Profits behind each of our company's shares should more than double over the next five years. Accordingly, we expect the value of our holdings to do at least as well. Even better long-term returns will be earned if the gradual reevaluation of growth company shares occurs as we expect.

We look forward to reporting to you again in July.


New York, NY
February 13, 1997
WILLIAM P. STEWART
PRESIDENT

W. P. STEWART & CO., INC.
INVESTMENT MANAGER

                               [Graph]



WP Stewart Growth Fund-Plot Points for the Edgarization of the Graph


            Growth Fund    Growth Fund, Net       S&P 500

   2/28/94            100               100             100
  12/31/94         101.06            100.55         101.396
  12/31/95         129.08            128.44         138.601
  12/31/96         168.63            167.79          170.48

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

--------------------------------------------------------------------------------
     NAME OF ISSUER                                                   MARKET
   AND TITLE OF ISSUE                                 SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS--96.5%
CONSUMER SERVICES--3.1%
     CUC International, Incorporated (a) . . . . . .  26,200    $   622,250
                                                                -----------
DATA PROCESSING SERVICES--21.3%
     Automatic Data Processing, Incorporated . . . .  55,000      2,358,125
     First Data Corporation. . . . . . . . . . . . .  51,000      1,861,500
                                                                -----------
                                                                  4,219,625
                                                                -----------
DRUGS & HEALTH CARE--5.0%
     Pfizer Incorporated . . . . . . . . . . . . . .  12,000        994,500
                                                                -----------
ELECTRONICS--10.3%
     Intel Corporation . . . . . . . . . . . . . . .  15,600      2,042,625
                                                                -----------

FOOD & BEVERAGE--4.8%
     Coca Cola Company . . . . . . . . . . . . . . .  18,000        947,250
                                                                -----------

HOUSEHOLD PRODUCTS--8.6%
     Gillette Company. . . . . . . . . . . . . . . .  22,000      1,710,500
                                                                -----------

LEISURE TIME--5.3%
     Walt Disney Company . . . . . . . . . . . . . .  15,000      1,044,375
                                                                -----------

POLLUTION CONTROL--5.3%
     Rentokil Group PLC, ADR . . . . . . . . . . . .  14,000      1,051,764
                                                                -----------

RESTAURANTS--5.2%
     McDonald's Corporation. . . . . . . . . . . . .  22,900      1,036,225
                                                                -----------

RETAIL--18.1%
     Autozone Incorporated (a) . . . . . . . . . . .  55,000      1,512,500
     Dollar General Corporation. . . . . . . . . . .  33,000      1,056,000
     Walgreen Corporation. . . . . . . . . . . . . .  25,500      1,020,000
                                                                -----------
                                                                  3,588,500
                                                                -----------
SOFTWARE--4.6%
     Microsoft Corporation (a) . . . . . . . . . . .  11,000        908,875
                                                                -----------

TOYS & AMUSEMENTS--4.9%
     Mattel Incorporated . . . . . . . . . . . . . .  35,000        971,250
                                                                -----------

TOTAL INVESTMENTS--(Cost $15,532,826)--96.5%                     19,137,739
OTHER ASSETS LESS LIABILITIES--3.5%                                 691,093
                                                                -----------
NET ASSETS--100.0%                                         $     19,828,832
                                                                -----------
                                                                -----------
(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
     (identified cost $15,532,826) . . . . . . . . . . . . .    $19,137,739
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .        283,552
Receivable for securities sold . . . . . . . . . . . . . . .      1,658,671
Receivable for Fund shares sold. . . . . . . . . . . . . . .        108,000
Dividends receivable . . . . . . . . . . . . . . . . . . . .         10,600
Receivable due from Adviser. . . . . . . . . . . . . . . . .          7,639
Other assets . . . . . . . . . . . . . . . . . . . . . . . .            503
                                                              -------------
     Total Assets. . . . . . . . . . . . . . . . . . . . . .     21,206,704
                                                              -------------
LIABILITIES:
Capital gains distribution payable . . . . . . . . . . . . .      1,282,894
Advisory fee payable . . . . . . . . . . . . . . . . . . . .         74,532
Other accrued expenses . . . . . . . . . . . . . . . . . . .         20,446
                                                              -------------
     Total Liabilities . . . . . . . . . . . . . . . . . . .      1,377,872
                                                              -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   $ 19,828,832
                                                              -------------
                                                              -------------

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 100,000,000 shares
     authorized, 129,896 shares issued and outstanding . . .   $        130
Capital paid in excess of par. . . . . . . . . . . . . . . .     15,740,902
Accumulated realized gain on investments - net . . . . . . .        482,887
Unrealized appreciation on investments - net . . . . . . . .      3,604,913
                                                              -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   $ 19,828,832
                                                              -------------
                                                              -------------

Net asset value per share. . . . . . . . . . . . . . . . . .   $     152.65
                                                              -------------
                                                              -------------


Redemption price per share . . . . . . . . . . . . . . . . .   $     151.89
                                                              -------------
                                                              -------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,003) . . . .    $   121,601
Interest . . . . . . . . . . . . . . . . . . . . . . . . . .         34,580
                                                              -------------
                                                                    156,181
                                                              -------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . .        252,692
Administration fees. . . . . . . . . . . . . . . . . . . . .         70,941
Custodian fees . . . . . . . . . . . . . . . . . . . . . . .         49,197
Transfer agent fees. . . . . . . . . . . . . . . . . . . . .         33,900
Registration fees. . . . . . . . . . . . . . . . . . . . . .         23,860
Miscellaneous fees . . . . . . . . . . . . . . . . . . . . .          3,800
                                                              -------------
     Total expenses before reimbursement . . . . . . . . . .        434,390
                                                              -------------
     Expenses reimbursed by the Adviser. . . . . . . . . . .        (43,085)
                                                              -------------
     Expenses, net of reimbursement. . . . . . . . . . . . .        391,305
                                                              -------------

Net investment loss. . . . . . . . . . . . . . . . . . . . .       (235,124)
                                                              -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments . . . . . . . . . . . . . .      2,016,510
Net change in unrealized appreciation on investments . . . .      2,384,634
                                                              -------------
Net gain on investments. . . . . . . . . . . . . . . . . . .      4,401,144
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . .    $ 4,166,020
                                                              -------------
                                                              -------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                              FOR THE YEAR        FOR THE YEAR
                                                  ENDED               ENDED
                                           DECEMBER 31, 1996  DECEMBER 31, 1995
                                           -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss. . . . . . . . . . . . .  $   (235,124)     $   (98,949)
Net realized gain on investments . . . . . .     2,016,510          550,541
Net change in unrealized appreciation on
 investments . . . . . . . . . . . . . . . .     2,384,634        1,132,515
                                               -------------    -----------
     Net increase in net assets
      resulting from operations. . . . . . .     4,166,020        1,584,107
                                               -------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gain on investments. . . .    (1,480,720)        (267,489)
                                               -------------    -----------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold. . . . . . . . . .     6,755,344        7,051,750
Shares issued to shareholders
     in reinvestment of distributions. . . .       439,506                 0
Cost of redemptions. . . . . . . . . . . . .      (840,805)        (687,836)
                                               -------------    -----------
     Net increase in net assets
      from Fund share transactions . . . . .     6,354,045        6,363,914
                                               -------------    -----------

     Net increase in net assets. . . . . . .     9,039,345        7,680,532

NET ASSETS:
Beginning of year. . . . . . . . . . . . . .    10,789,487        3,108,955
                                               -------------    -----------
End of year. . . . . . . . . . . . . . . . .  $ 19,828,832     $ 10,789,487
                                               -------------    -----------
                                               -------------    -----------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------


                                                                    FOR THE              FOR THE            FOR THE PERIOD
                                                                     YEAR                  YEAR            FEBRUARY 28, 1994*
                                                                    ENDED                 ENDED                 THROUGH
                                                               DECEMBER 31, 1996    DECEMBER 31, 1995      DECEMBER 31, 1994
                                                               -----------------    -----------------      -----------------

INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . . . . . . . . . . . .       $ 125.94            $ 101.06                $ 100.00
                                                                   --------            --------                --------
     Net investment loss . . . . . . . . . . . . . . . . . .          (1.81)              (1.15)                  (0.48)
     Net realized and unrealized gain on investments . . . .          40.17               29.19                    1.54
                                                                   --------            --------                --------
Net increase from investment operations. . . . . . . . . . .          38.36               28.04                    1.06
Distributions to shareholders from net
     realized gain on investments. . . . . . . . . . . . . .         (11.65)              (3.16)                   0.00
                                                                   --------            --------                --------
Net asset value, end of period . . . . . . . . . . . . . . .       $ 152.65            $ 125.94                $ 101.06
                                                                   --------            --------                --------
                                                                   --------            --------                --------

TOTAL INVESTMENT RETURN (a). . . . . . . . . . . . . . . . .          30.64%              27.73%                   1.06%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets. . . . . . . . . . .           2.50%               2.50%                   2.50% (b)
Ratio of fees and expenses waived and reimbursed by the
     Adviser and Administrator to average net assets . . . .            .28%               1.32%                  10.20% (b)(c)
Ratio of net investment loss to average net assets . . . . .          (1.51)%             (1.36)%                 (1.25)% (b)
Portfolio turnover . . . . . . . . . . . . . . . . . . . . .             76%                 76%                      9%
Average commission rate (d). . . . . . . . . . . . . . . . .       $  .1000            $    -0-                 $   -0-
Net assets, end of period (in thousands) . . . . . . . . . .       $ 19,829            $ 10,789                 $ 3,109


* Commencement of  investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if a redemption fee were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return and net asset value of shares, when redeemed, may be worth more or less than their original cost.
(b)  Annualized.
(c)  Includes organization expenses.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Contained above is the audited operating performance, based on a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.  ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (Fund) is an open-end, non-diversified, management investment company registered under the Investment Company Act of 1940 (Act). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser and broker-dealer, is the Fund's investment adviser (Adviser). Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is .50%.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: In general, the Fund values portfolio securities as of their last available public sale price on the valuation date in the case of securities listed on any established securities exchanges or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In special circumstances in which the Adviser determines that market prices or quotations do not fairly represent the value of particular assets, the Adviser is authorized to assign a value to such assets which differs from the market prices or quotations. The values of assets which are not publicly traded will be recorded at their fair values as determined by the Adviser. In these circumstances, the Adviser will attempt to use consistent and fair valuation criteria and may (but is not required to) obtain independent appraisals at the expense of the Fund.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

SECURITIES LENDING: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily mark-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the year ended December 31, 1996.

REPURCHASE AGREEMENTS: A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price which, in the case of the Fund's transactions, is within seven days. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. However, to the extent that the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. Also, the Fund might incur costs and encounter delays in liquidating collateral. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser.

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
For the year ended December 31, 1996, the Fund distributed $11.65 per share.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of both current and prior year net operating losses. The current year reclassification resulted in a net decrease to accumulated realized gain on investments of $235,124. The prior year reclassification resulted in a net decrease to accumulated realized gain on investments and a net increase to additional paid - in capital of $100,831. Net Assets were not affected by the change.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Trading activities of the Fund will be managed by its investment adviser, W.P. Stewart & Co., Inc., pursuant to an agreement between the Adviser and the Fund (Investment Advisory Services Agreement). The Investment Advisory Services Agreement has a two-year term, and thereafter, continues in effect from year to year so long as its continuance is specifically approved at least annually by the Board of Directors or by a vote by the holders of a majority of the outstanding shares. The Adviser is entitled to receive quarterly advisory fees payable in arrears as of the first day of each quarter at an annual rate equal to 1.5% of the net asset value of the Fund, as determined on the last day of the preceding quarter (after giving effect to substantial subscriptions and redemptions effective on such date).

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser will, in any fiscal year, reimburse the Fund for expenses that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is defined to be 2 1/2% of the average value of the Fund's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1 1/2% thereafter. For the year ended December 31, 1996, the total expenses reimbursed by the Adviser were $43,085. In addition, the Adviser has, on behalf of the Fund, borne the cost of professional services incurred by the Fund, including Audit, Legal, Printing and Insurance expenses. The amount of the expenses for professional services borne was $38,779 for the year ended December 31, 1996.

Under the terms of the Investment Advisory Services Agreement, the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 1996, the Adviser earned $53,260 in commissions as broker on trades of portfolio securities.

Certain directors of the Adviser are also directors of the Fund. Each of the Fund's directors who is not an officer or employee of the Adviser is paid by the Adviser a fee of $1,250 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board of Directors that they attend. For the year ended December 31, 1996 there were no directors' fees paid.

4.  ADMINISTRATION AGREEMENT

The Fund has also entered into an Administration Agreement with State Street Bank and Trust Company (Administrator) dated January 11, 1994. The Administrator receives an annual fee equal to .08% of the Fund's net asset value up to $125 million, .06% of the next $125 million and .04% in excess of $250 million.

5.  INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $16,014,866 and $11,287,634, respectively. As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,604,913, of which $3,664,367 related to appreciated securities and $59,454 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $15,532,826.

6.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock. Transactions in shares were as follows:


                                                    YEAR                YEAR
                                                   ENDED                ENDED
                                             DECEMBER 31, 1996    DECEMBER 31, 1995
                                             -----------------    -----------------

     Shares sold . . . . . . . . . . . . . .       46,937              60,528
     Shares reinvested . . . . . . . . . . .        3,293                   0
     Shares redeemed . . . . . . . . . . . .       (6,004)             (5,621)
                                                ---------           ---------
     Net increase. . . . . . . . . . . . . .       44,226              54,907
                                                ---------           ---------
                                                ---------           ---------

7.  BENEFICIAL INTEREST

At December 31, 1996, there were three shareholders who owned over 5% of the Fund's outstanding shares.

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

9.  CONCENTRATION OF CREDIT RISK

At December 31, 1996, the Fund has cash at a bank in excess of federally insurable limits and is exposed to the credit risk resulting from this concentration of cash.

W.P. STEWART & CO. GROWTH FUND, INC.
TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

If certain requirements are met, 43.12% of the ordinary distributions paid by The W.P. Stewart Growth Fund during 1996 qualifies for the deduction for dividends paid available to corporate shareholders only, pursuant to Internal Revenue Code Section 243. Corporate shareholders should consult their tax advisor to determine if they qualify for this deduction.

                                  [LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors
W.P. Stewart & Co. Growth Fund, Inc.

          We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the Period then ended. and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994, in conformity with generally accepted accounting principles.


                                               /s/ Lopey Edwards Frank & Co., UP


New York, New York
February 13, 1997


- ONE PENN PLAZA, SUITE 4501, NEW YORK, NY 10119-4598             (212) 685-7000
  FAX. (212) 967-6538

- 70 EAST SUNRISE HIGHWAY, BOX 547 VALLEY STREAM, NY 11 682-0547 (516) 872-3400
  FAX: (516) $72-23S?

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022

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DIRECTORS AND OFFICERS
----------------------
William P. Stewart            President and Director
Robert L. Schwartz            Treasurer, Secretary and Director
Antoine Bernheim              Director
June Eichbaum                 Director
William Talcott May           Director
Stephen E. Memishian          Vice President
Kevin S. Aarons               Assistant Treasurer and Assistant Secretary

INVESTMENT ADVISER
------------------
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
--------------------
Lopez Edwards Frank & Co. LLP
1 Penn Plaza
New York, NY  10119-0141

LEGAL COUNSEL
-------------
McDermott, Will, & Emery
1211 Avenue of the Americas
New York, NY  10036-8701


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THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF
AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.